UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) January 29, 2003

SURE TRACE SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	0-11424 (Commission File Number)	84-0959153 (IRS Employer Identification Number No.)

1530 9th Avenue S.E., Calgary, Alberta T2G 0T7
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (403) 537-5715

CORMAX BUSINESS SOLUTIONS INC.
200 Barclay Place SW Calgary, Alberta T2P 4R5
(Former name or former address, if changed since last report)

ITEM 1. Changes in Control of Registrant.

Not Applicable

ITEM 2. Acquisition or Disposition of Assets

In the Company's Form 8-K dated August 26, 2002, the Company disclosed that it had agreed to acquire all of the issued and outstanding stock (the "Acquisition") of Identification Technologies Inc., an Alberta corporation ("Identex"). At the Meeting, the shareholders also approved the Acquisition and the Acquisition was completed and closed on January 29, 2003

Under the terms of the Acquisition, 1 million shares of the Company's Series B Preferred Stock were issued to the shareholders of Identex. The Company's Series B Preferred Stock allows the holders thereof to convert such shares into shares of the Company's Class A Common Stock at the ratio of 178 shares of common stock for every one share of Series B Preferred Stock. Immediately following the closing of the Acquisition, the shareholders of Identex converted their shares of Series B Preferred Stock into shares of the Company's Class A Common Stock.

It was not feasible for the Company to provide the financial statements required by Item 7 of Form 8-K at the time of filing such report. Such financial statements are now being filed with this Amendment No. 1 to this Current Report on Form 8-K and are provided immediately following the signature page below.

ITEM 3. Bankruptcy or Receivership

Not Applicable

ITEM 4. Changes in Registrants' Certifying Amendments

Not Applicable

ITEM 5. Other Event and Regulation FD Disclosure

Not Applicable

ITEM 6. Resignation of Registrants' Directors

Not Applicable

ITEM 7. Financial Statements and Exhibits

See Item 2 above.

ITEM 8. Change in Fiscal Year

Not Applicable

ITEM 9. Regulation FD Disclosure

Not Applicable

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: April 28, 2003

SURE TRACE SECURITY CORPORATION

By: /s/ Peter Leeuwerke
Name: Peter Leeuwerke
Title: President

3

Identification Technologies Inc. (A Development Stage Company) Financial Statements (Expressed in U.S. Dollars) January 31, 2003 (unaudited) April 30, 2002 and 2001

4
Contents Independent Auditors' Report Balance Sheets Statements of Operations Statement of Stockholders' Equity Statements of Cash Flows Notes to the Financial Statements	Page F-1 F-2 F-3 F-4 F-5 F-6 to F-18

5

Independent Auditors' Report

To the Stockholders of
Identification Technologies Inc.
(A Development Stage Company)

We have audited the consolidated balance sheets of Identification Technologies Inc. (A Development Stage Company) as at April 30, 2002 and 2001 and the statements of operations, stockholders' equity and cash flows for the years then ended and for the period from May 25, 2000 (inception) to April 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at April 30, 2002 and 2001 and the results of its operations and its cash flows for the years then ended and for the period from May 25, 2000 (inception) to April 30, 2002 in accordance with accounting principles generally accepted in the United States of America.

The financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has experienced significant losses, which raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Kelowna, B.C. March 7, 2003	/s/ Grant Thornton LLP Chartered Accountants

Identification Technologies Inc. (A Development Stage Company) Balance Sheets (Expressed in U.S. Dollars)
		January 31 2003		April 30 2002	April 30 2001
Assets		(unaudited)
Current
Cash		$11,242		$85,011	$72,251
Receivables		7,752		19,368	238
Equipment inventory		-		-	16,862
Prepaid expenses		4,645		7,499	33,133
		23,639		111,878	122,484

Capital assets (Note 4)		64,658		67,572	39,192

		$88,297		$179,450	$161,676

Liabilities
Current
Accounts payable		$44,677		$19,940	$43,029
Accrued liabilities		17,991		-	-
Loan payable		21,096		20,579	-
		83,764		40,519	43,029

Due to shareholder (Note 5)		7,297		-	-
Loan payable (Note 6)		-		-	20,924
		91,061		40,519	63,953
Stockholders' (Deficiency) Equity
Capital stock (Note 7)		690,034		621,551	416,020
Other comprehensive income		3,560		5,279	6,648
Deficit accumulated during development stage		(696,358)		(487,899)	(324,945)
		(2,764)		138,931	97,723

		$88,297		$179,450	$161,676

Continuance of operations (Note 1)
See accompanying notes to the financial statements. F-2
Identification Technologies Inc. (A Development Stage Company) Statements of Operations (Expressed in U.S. Dollars)
For the period from May 25, 2000 (inception) to January 31, 2003	For the nine months ended January 31, 2003		For the nine months ended January 31, 2002	Year ended April 30, 2002	Year ended April 30, 2001
(unaudited)	(unaudited)		(unaudited)

Sales	$102,693	$6,161	$67,321	$92,836	$3,696
Cost of sales	17,543	2,525	13,839	14,684	334
Gross profit	85,150	3,636	53,482	78,152	3,362

Expenses
Advertising	18,944	2,194	8,950	11,410	5,340
Depreciation	51,967	16,481	14,835	19,696	15,790
Consulting (Note 8)	119,228	28,353	38,768	47,925	42,950
Write-off of technology rights	32,974	-	-	-	32,974
Licences, dues and fees	79,461	413	27,315	32,261	46,787
Office and miscellaneous	148,438	65,321	29,879	40,444	42,673
Professional fees	74,903	37,100	9,666	16,867	20,936
Salaries and benefits	223,023	48,518	91,082	94,615	79,890
Travel	81,398	15,781	16,904	26,073	39,544
830,336	214,161		237,399	289,291	326,884

Loss before other income	(745,186)	(210,525)	(183,917)	(211,139)	(323,522)

Other income (expenses)
Interest on loan payable	(4,640)	(1,571)	(1,508)	(1,646)	(1,423)
Gain on sale of capital assets	3,028	-	3,041	3,028	-
Consulting revenue	32,256	3,637	184	28,619	-
Equipment received on settlement	18,184	-	18,261	18,184	-
48,828	2,066		19,978	48,185	(1,423)

Net loss	$(696,358)	(208,459)	(163,939)	(162,954)	(324,945)

Weighted average number of shares outstanding	8,151,556		7,763,679	7,670,312	7,047,358

Net loss per share - basic and diluted	$(0.03)		$(0.02)	$(0.02)	$(0.05)
See accompanying notes to the financial statements. F-3

Identification Technologies Inc.
(A Development Stage Company)
Statements of Stockholders' (Deficiency) Equity
(Expressed in U.S. Dollars)
9 months ended January 31, 2003 (unaudited) and years ended April 30, 2002 and 2001

	Common shares	Common shares	Cumulative Comprehensive Deficit		Total
	(number)	(amount)

Shares issued for cash	7,741,000	$418,228	$-		$418,228

Share issuance costs	-	(2,208)	-		(2,208)

Change in foreign currency translation adjustment	-	-	6,648		6,648

Net loss	-	-	(324,945)		(324,945)

Balance, April 30, 2001	7,741,000	416,020	(318,297)		97,723

Shares issued for cash	2,355,000	224,616	-		224,616

Shares redeemed	(197,143)	(14,975)	-		(14,975)

Units issued (Note 7)	197,143	-	-		-

Share subscriptions receivable	-	(3,191)	-		(3,191)

Shares gifted to company	(2,200,000)	(14)	-		(14)

Share issuance costs	-	(905)	-		(905)

Change in foreign currency translation adjustment	-	-	(1,369)		(1,369)

Net loss	-	-	(162,954)		(162,954)

Balance, April 30, 2002	7,896,000	621,551	(482,620)		138,931

Shares issued for cash	1,000,000	65,292	-		65,292

Share subscription received	-	3,191	-		3,191

Change in foreign currency translation adjustment	-	-	(1,719)		(1,719)

Net loss	-	-	(208,459)		(208,459)

Balance, January 31, 2003 (unaudited)	8,896,000	$690,034	$(692,798)		$(2,764)
See accompanying notes to the financial statements. F-4
Identification Technologies Inc. (A Development Stage Company) Statements of Cash Flows (Expressed in U.S. Dollars)
	For the period from May 25, 2000 inception) to January 31, 2003	For the nine months ended January 31, 2003	For the nine months ended January 31, 2002	Year ended April 30, 2002	Year ended April 30, 2001
	(unaudited)	(unaudited)	(unaudited)
Cash flows provided by (used in)
Operating activities
Net loss	$(696,358)	$(208,459)	$(163,939)	$(162,954)	$(324,945)
Adjustments to determine cash flows:
Depreciation of capital assets	43,290	16,481	14,835	19,696	7,113
Depreciation of technology rights	8,677	-	-	-	8,677
Allowance for technology rights impairment	32,974	-	-	-	32,974
Acquisition of capital assets on settlement	18,184	-	18,261	18,184	-
Gain on disposal of capital assets	(3,028)	-	(3,041)	(3,028)	-
Change in non-cash working capital
Receivables	(7,752)	14,807	(7,095)	(22,322)	(238)
Inventories	-	-	16,862	16,862	(16,862)
Prepaids	(4,645)	2,854	30,892	25,634	(33,133)
Accounts payable and accrued liabilities	62,668	42,728	(4,543)	(23,089)	43,029
	(545,990)	(131,589)	(97,768)	(131,017)	(283,385)

Financing activities
Proceeds (repayments) of loan payable	172	517	2,516	(345)	-
Cash received for shares issued, net of costs	705,023	65,292	96,130	223,711	416,020
Repurchase of shares	(14,989)	-	-	(14,989)	-
Advances from shareholders	7,297	7,297	-	-	-

	697,503	73,106	98,646	208,377	416,020
Investing activities
Purchase of capital assets	(156,849)	(13,567)	(69,633)	(96,985)	(46,305)
Proceeds on disposal of capital assets	33,745	-	33,889	33,754	-
Purchase of technology rights	(20,727)	-	-	-	(20,727)
	(143,831)	(13,567)	(35,744)	(63,231)	(67,032)

Net increase (decrease) in cash	7,682	(72,050)	(34,866)	14,129	65,603
Foreign exchange	3,560	(1,719)	12,733	(1,369)	6,648
Cash, beginning of period	-	85,011	72,251	72,251	-
Cash, end of period	$11,242	$11,242	$50,118	$85,011	$72,251

Non-cash transactions not included in cash flows:

Goodwill acquired through assumption of debt	$20,924	$-	$-	$-	$20,924

Supplementary cash flow information:
Interest paid	$4,640	$1,571	$1,508	$1,646	$1,280

See accompanying notes to the financial statements. F-5
Identification Technologies Inc. (A Development Stage Company) Notes to the Financial Statements (Expressed in U.S. Dollars) January 31, 2003 (unaudited) April 30, 2002 and 2001

1. Nature of operations and going concern

The Company was incorporated as 881828 Alberta Ltd. under the Alberta Business Corporations Act on May 25, 2000. On July 27, 2000, the Company changed its name to Identification Technologies Inc. The Company's business is developing technologies and systems for use in loss prevention and authentication markets. The initial principal market for the Company's products and services include light and heavy industrial sites that largely employ blue-collar workers utilizing portable tools and equipment. Once the company has established distribution channels for its initial market, loss prevention, it will pursue its secondary and potentially much larger market, authentication.

These financial statements have been prepared on the basis of accounting principles applicable to a going concern which assumes that the company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations. The company has incurred significant operating losses over the last two years and has yet to secure significant sales. The company's continued existence is dependent upon its ability to continue to raise capital and achieve profitable operations. It is management's intention to continue to pursue market acceptance for its product and identify alternate equity funding sources until such time that there is sufficient operating cash flow to fund operating requirements.

On January 29, 2003, the Company completed a Share Exchange Agreement with Sure Trace Security Corporation ( "Sure Trace" ), a publicly traded company on the OTC-BB under the symbol SSTY. Sure Trace intends to use its share capital to fund expansion of markets and sales through the issuance of Rule 144 restricted stock. Sure Trace has raised and management feels will continue to raise sufficient capital on a monthly basis to fund the Company's operating requirements. There can be no assurance that such capital will be successfully obtained. Should Sure Trace be able to raise sufficient capital, the Company will need to reduce expenses and/or curtail operations accordingly.

If the going concern assumption were not appropriate for these financial statements, then adjustments would be necessary in the carrying values of assets and liabilities, the reported revenues and expenses and the balance sheet classifications used.

Identification Technologies Inc. (A Development Stage Company) Notes to the Financial Statements (Expressed in U.S. Dollars) January 31,2003 (unaudited) April 30, 2002 and 2001

 2. Summary of significant accounting policies

Use of estimates

In conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of revenue and expenses during the year. Actual results could differ from these estimates.

Comprehensive income

Other comprehensive income is comprised of changes to stockholders equity, other than contributions from or distributions to stockholders, excluded from the determination of net income under accounting principles generally accepted in the United States. The Company's other comprehensive income is comprised of unrealised foreign currency translation gains and losses. Comprehensive income is presented in the Company's Statement of Stockholder's Equity.

Foreign currency translation

The Company uses the Canadian dollar as its functional currency. Monetary assets and liabilities are translated at the exchange rate in effect at the balance sheet date and non-monetary assets and liabilities at the exchange rates in effect at the time of the acquisition or issue. Revenue and expenses are translated at rates in effect at the time of the transactions. Resulting translation gains and losses are accumulated in a separate component of stockholder's equity.

Equipment inventory

Equipment inventory is recorded on a first-in first-out basis, at the lower of cost and net realizable value.

Identification Technologies Inc. (A Development Stage Company) Notes to the Financial Statements (Expressed in U.S. Dollars) January 31, 2003 (unaudited) April 30, 2002 and 2001

2. Summary of significant accounting policies (continued)

Capital assets

Capital assets are recorded at cost less accumulated depreciation. Depreciation is applied on the declining balance basis to write off the cost of capital assets over their estimated lives are as follows:

Equipment and furniture	20%
Computer hardware	30%
Computer software	100%

Deferred income taxes

The company follows the assets and liability method of accounting for income taxes, whereby deferred tax assets and liabilities are recognized for the expected deferred tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to taxable income in years in which those temporary differences are expected to be recovered or settled. A valuation allowance is required when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Financial instruments

The Company's financial instruments consist of cash, receivables, share subscriptions receivable, accounts payable, accrued liabilities, amounts due to a shareholder, and loan payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying value, unless otherwise noted.

Research and development

Research and development is expensed as it is incurred.

Identification Technologies Inc. (A Development Stage Company) Notes to the Financial Statements (Expressed in U.S. Dollars) January 31, 2003 (unaudited) April 30, 2002 and 2001

 2. Summary of significant accounting policies (continued)

Loss per share

The Company follows Statement of Financial Standard No. 128 to calculate loss per share. Basic loss per share is computed using the weighted effect of all common shares issued and outstanding. Fully diluted loss per share has not been presented, as the effect on basic loss per share is anti-dilutive.

Accounting for stock options

In October 1995, the FASB issued Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("SFAS N0. 123"), which requires entities to calculate the fair value of stock awards granted to employees. This statement provides entities with the option of electing to expense the fair value of employee stock-based compensation or to continue to recognize compensation expense under previously existing accounting pronouncements and provide pro forma disclosures of net earnings (loss) and, if presented, earnings (loss) per share, as if the above-referenced fair value method of accounting was used in determining compensation expense.

The following table summarizes information concerning options outstanding at January 31, 2003:

		Total Outstanding and Exercisable (unaudited)

Range of Exercise Prices	Number of Shares	Weighted Average Remaining Life (years)	Weighted Average Exercise Price

$0.35 to $0.50	1,095,000	1.61	0.21

The Company will periodically issue stock options to purchase Class A shares to management and other key individuals. F-9

Identification Technologies Inc. (A Development Stage Company) Notes to the Financial Statements (Expressed in U.S. Dollars) January 31, 2003 (unaudited) April 30, 2002 and 2001

 2. Summary of significant accounting policies (continued)

Accounting for stock options (continued)

The Company accounts for its stock-based employee and director compensation arrangements in accordance with the provisions of APB Opinion No. 25, Accounting for Stock Issued to Employees. Had the compensation cost for the stock option plan been determined based on the fair value at the grant date consistent with the method of SFAS No. 123, Accounting for Stock Based Compensation, the company's net loss and net loss per share would have been the pro forma amounts indicated below:

	January 31 2003	April 30 2002	April 30 2001

Net loss
Actual net loss	$(208,459)	$(162,954)	$(324,945)
Pro forma net loss	$(232,609)	$(322,954)	$(348,945)

Loss per share
Actual net loss per share	$(0.03)	$(0.02)	$(0.05)
Pro forma net loss per share	$(0.03)	$(0.04)	$(0.05)

The fair value of each option grant was estimated at the grant date using the Black-Scholes option pricing model assuming the following parameters:

	January 31 2003	April 30 2002	April 30 2001

Risk-free interest rate	3.21%	2.50%	2.95%
Volatility	100%	100%	100%
Dividend yield	-	-	-
Expected life (years)	0.87	2.65	2.00

Weighted average fair value at grant date	$0.07	$0.16	$0.03
F10

Identification Technologies Inc. (A Development Stage Company) Notes to the Financial Statements (Expressed in U.S. Dollars) January 31, 2003 (unaudited) April 30, 2002 and 2001

 2. Summary of significant accounting policies (continued)

Accounting for stock options (continued)

Stock options issued to non-employees are recorded at the fair value of the services received or the fair value of the options issued, whichever is more reliably measurable. Compensation is charged to expense over the shorter of the service or vesting period. Unearned amounts are shown as deferred compensation in shareholders' equity.

	January 31 2003	April 30 2002	April 30 2001

Opening balance	$1,000,000	$450,000	$-
Granted	345,000	1,000,000	800,000
Exercised	-	-	(125,000)
Expired/cancelled	(250,000)	(450,000)	(225,000)

	$1,095,000	$1,000,000	$450,000

The Black-Scholes option valuation model was developed for use in establishing the fair value of traded options and warrants which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the Company's employee stock options and warrants have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

Revenue recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable and collectability is reasonably assured.

Advertising

The company expenses all advertising costs as incurred.

Identification Technologies Inc. (A Development Stage Company) Notes to the Financial Statements (Expressed in U.S. Dollars) January 31, 2003 (unaudited) April 30, 2002 and 2001

2. Summary of significant accounting policies (continued)

Shipping and handling

The company includes the cost of shipping and handling as a component of cost of sales.

Recent accounting pronouncements

SFAS No. 141 and No. 142

On July 20, 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) 141, Business Combinations, and SFAS 142, Goodwill and Intangible Assets. SFAS 141 is effective for all business combinations completed after June 30, 2001. SFAS 142 is effective for fiscal years beginning after December 15, 2001; however, certain provisions of this Statement apply to goodwill and other intangible assets acquired between July 1, 2001 and the effective date of SFAS 142. Major provisions of these Statements and their effective dates for the Company are as follows:

- All business combinations initiated after June 30, 2001 must use the purchase method of accounting. The pooling of interest method of accounting is prohibited except for transactions initiated before July 1, 2001.

- Intangible assets acquired in a business combination must be recorded separately from goodwill if they arise from contractual or other legal rights or are separable from the acquired entity and can be sold, transferred, licensed, rented or exchanged, either individually or as part of a related contract, asset or liability.

- Goodwill, as well as intangible assets with indefinite lives, acquired after June 30, 2001, will not be amortized. Effective January 1, 2002, all previously recognized goodwill and intangible assets with indefinite lives will no longer be subject to amortization.

- Effective January 1, 2002, goodwill and intangible assets with indefinite lives will be tested for impairment annually and whenever there is an impairment indicator.

- All acquired goodwill must be assigned to reporting units for purposes of impairment testing and segment reporting.

Identification Technologies Inc. (A Development Stage Company) Notes to the Financial Statements (Expressed in U.S. Dollars) January 31, 2003 (unaudited) April 30, 2002 and 2001

2. Summary of significant accounting policies (continued)

Recent accounting pronouncements (continued)

SFAS No. 143 and No. 144

In July 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 143, Accounting for Asset Retirement Obligations. This statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement applies to all entities. It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and (or) the normal operation of a long-lived asset, except for certain obligation of lessees. This Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002.

In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. The provisions of the statement are effective for financial statements issued for fiscal years beginning after December 15, 2001.

SFAS No.145

In April 2002, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 145, Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections. This statement eliminates the current requirement that gains and losses on debt extinguishment must be classified as extraordinary items in the income statement. Instead, such gains and losses will be classified as extraordinary items only if they are deemed to be unusual and infrequent, in accordance with the current GAAP criteria for extraordinary classification.

In addition, SFAS 145 eliminates an inconsistency in lease accounting by requiring that modifications of capital leases that result in reclassification as operating leases be accounted for consistent with sale-leaseback accounting rules. The statement also contains other non-substantive corrections to authoritative accounting literature. The rescission of SFAS 4 is effective in fiscal years beginning after May 15, 2002. The amendment and technical corrections to SFAS 13 are effective for transactions occurring after May 15, 2002. All other provisions of SFAS are effective for financial statements issued on or after May 15, 2002.

Identification Technologies Inc. (A Development Stage Company) Notes to the Financial Statements (Expressed in U.S. Dollars) January 31, 2003 (unaudited) April 30, 2002 and 2001

 2. Summary of significant accounting policies (continued)

Recent accounting pronouncements (continued)

SFAS No.146

In June 2002, the FASB issued SFAS No. 146, Account for Costing Associated with Exit or Disposal Activities, which addresses accounting for restructuring and similar costs. SFAS No. 146 supersedes previous accounting guidance, principally Emerging Issued Task for Issue No, 94-3. SFAS No. 146 requires that the liability for costs associated with an exit or disposal activity be recognized when the liability is incurred. SFAS No. 146 also establishes that the liability should initially be measured and recorded at fair value. Accordingly, SFAS No. 146 may affect the timing of recognizing future restructuring costs as well as the amount recognized. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002.

SFAS No.148

In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock-Based Compensation-Transition and Disclosure - an amendment of FASB Statement No. 123" (FAS 148). The statement amends SFAS 123 "Accounting for Stock Based Compensation:" (FAS 123) to provide alternative methods of voluntarily transition to the fair value based method of accounting for stock based employee compensation. FAS 148 also amends the disclosure requirement of FAS 123 to require disclosure of the method used to account for stock based employee compensation and the effect of the method on reported results in both annual and interim financial statements. The disclosure provisions will be effective for the Company beginning with the Company's quarter ended April 30, 2003. The Company has no current intention to change its policy of accounting for stock-based compensation.

FASB Interpretation No. 45

In November 2002, the FASB Interpretation No. 45 (FIN 45) " Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN 45 requires that a liability be recorded in the guarantor's balance sheet upon issuance of certain guarantees. FIN 45 also requires disclosure about certain guarantees that an entity has issued. The Company has implemented the disclosure requirements required by FIN 45, which were effective for fiscal years ending after December 15, 2002. The Company will apply the recognition provisions of FIN 45 prospectively to guarantees issued after December 31, 2002.

Identification Technologies Inc. (A Development Stage Company) Notes to the Financial Statements (Expressed in U.S. Dollars) January 31, 2003 (unaudited) April 30, 2002 and 2001

 2. Summary of significant accounting policies (continued)

Recent accounting pronouncements (continued)

FASB Interpretation No. 46

In January 2003, the FASB issued FASB Interpretation No. 46 (FIN 46), " Consolidation of Variable Interest Entities, and Interpretation of ARB No.51." FIN 46 requires certain variable interest entities to be consolidated by the primary beneficial of the entity if the equity investors in the entity do not have characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning on or after June 15, 2003.

Management's preliminary assessment is that these statements will not have a material impact on the Company's financial position or results of operations.

3. Technology rights

In 2001, the Company acquired the rights to the technology it uses in its products from the developer of this technology.

Also during 2001, the Company recorded a charge of $32,974 related to the permanent impairment of technology rights. The impairment resulted from the uncertainty related to the company's future cash flows from the ownership of this asset.

Identification Technologies Inc. (A Development Stage Company) Notes to the Financial Statements (Expressed in U.S. Dollars) January 31, 2003 (unaudited) April 30, 2002 and 2001
4. Capital assets
			January 31 2003
			(unaudited)

	Cost	Accumulated Depreciation	Net Book Value

Equipment and furniture	$92,611	$34,345	$58,266
Computer hardware	10,034	3,699	6,335
Computer software	582	525	57

	$103,227	$38,569	$64,658

			April 30 2002

	Cost	Accumulated Depreciation	Net Book Value

Equipment and furniture	$78,464	$18,873	$59,591
Computer hardware	9,748	1,820	7,928
Computer software	499	446	53

	$88,711	$21,139	$67,572

			April 30 2001

	Cost	Accumulated Depreciation	Net Book Value

Equipment and furniture	$44,339	$6,561	$37,778
Computer hardware	1,428	214	1,214
Computer software	400	200	200

	$46,167	$6,975	$39,192

F-16

Identification Technologies Inc. (A Development Stage Company) Notes to the Financial Statements (Expressed in U.S. Dollars) January 31, 2003 (unaudited) April 30, 2002 and 2001
5. Due to shareholder Amounts due to shareholder are non-interest bearing and have no set terms of repayment.

6. Loan payable	January 31 2003	April 30 2002	April 30 2001

Malcap Investments Ltd. 8%, interest only payable quarterly, due June 30, 2002	$21,096	$20,579	$20,924
Less current portion	(21,096)	(20,579)	-

	$-	$-	$20,924

This loan from Malcap Investments Ltd., a company owned by shareholders of the Company, is unsecured and during the year this loan was renegotiated, is now due on demand and therefore is classified as a current liability.

7. Capital stock

Authorized

Unlimited Class A voting shares
Unlimited Class B voting shares
 Unlimited Class C voting shares
 Unlimited Class D non-voting shares
 Unlimited Class E non-voting shares
 Unlimited Class F non-voting shares
 Unlimited Class G non-voting shares
 Unlimited Class H non-voting shares
 Unlimited Class I non-voting shares

Warrants

During the 2002 fiscal year, the Company issued share purchase warrants to certain shareholders in conjunction with the issuance of shares. A total of 197,143 warrants to purchase Class A shares were issued with an exercise price of $0.50 per share and an expiry date of October 31, 2003.

Identification Technologies Inc.
(A Development Stage Company)
Notes to the Financial Statements
(Expressed in U.S. Dollars)
January 31, 2003 (unaudited)
April 30, 2002 and 2001

 8. Related party transactions

Other than disclosed elsewhere in these financial statements the following amounts have been recorded as transactions with related parties.

	Nine Months Ended January 30 2003 (Unaudited)	Year Ended April 30 2002	Year Ended April 30 2001
Consulting fees paid to companies controlled by shareholders or officers	$-	$21,091	$33,863

9. Income taxes

At January 31, 2003, the Company has net taxable operating losses of approximately $610,214 that may be offset against taxable income from 2003 to 2010. No future tax benefit has been recorded in the financial statements as there is uncertainty whether the losses will be utilized before they expire. Accordingly the potential tax benefit of the loss carry-forwards are offset by a valuation allowance of the same amount.

10. Equipment received on settlement

During the year ended April 30, 2002, the Company received certain equipment as part of a settlement related to a former licensing agreement. The equipment was recorded at its estimated fair market value at the time that it was received.

Sure Trace Security Corp.

(A Development Stage Company)

Pro-forma Financial Statements
(Expressed in U.S. Dollars)

December 31, 2002

Contents Unaudited Pro-forma Consolidated Balance Sheet Unaudited Pro-forma Consolidated Statement of Operations Notes to the Unaudited Pro-forma Consolidated Financial Statements	Page F-21 F-22 F-23

Sure Trace Security Corp
(A Development Stage Company)
Unaudited Pro-forma Consolidated Balance Sheet
(Expressed in U.S. Dollars)
December 31, 2002

The following unaudited pro-forma consolidated balance sheet and unaudited pro-forma consolidated statement of operations have been derived from the audited balance sheets of Sure Trace Security Corp. ("Sure Trace") and Identification Technologies Inc. ("Identex") as at December 31, 2002 and April 30, 2002 respectively, and the audited statements of operations of Sure Trace and Identex for the years ended December 31, 2002 and April 30, 2002 respectively. The unaudited pro-forma consolidated balance sheet adjusts the foregoing balance sheets to give effect to the acquisition of Identex by Sure Trace as if it had occurred on December 31, 2002. The unaudited pro-forma consolidated statement of operations adjusts the foregoing statements of operations to give effect the acquisition of Identex by Sure Trace as if it had occurred on January 1, 2002. These unaudited pro-forma consolidated financial statements are presented for information purposes only, and do not purport to be indicative of the statement of financial position or the results of operations that actually would have resulted if this acquisition had been consummated on the foregoing dates, or which may result from future operations.

The unaudited pro-forma consolidated financial statements should be read in conjunction with the note thereto and Sure Trace's and Identex's financial statements and related notes contained elsewhere in this 8-K filing.
	Sure Trace	Identex	Note	Pro-forma Adjustments	Pro-forma Consolidated
Assets
Current
Cash	$-	$85,011	1	$(73,769)	$11,242
Receivables and prepaids	-	26,867	1	(14,470)	12,397
Capital assets	-	67,572	1	(2,914)	64,658
Goodwill	-	-	1	803,764	803,764

	$-	$179,450		$712,611	$892,061

Liabilities
Current
Payables and accruals	$411,019	$19,940	1	$42,728	$473,687
Due to stockholders	45,112	-	1	7,297	52,409
Loan payable	259,926	20,579	1	517	281,022

	716,057	40,519		50,542	807,118

Stockholders' Equity
Capital stock	142,089	621,551	1	179,449	943,089
Other comprehensive income	-	5,279	1	(5,279)	-
Additional paid-in capital	5,439,659	-		-	5,439,659
Subscriptions receivable	(97,332)	-		-	(97,332)
	5,484,416	626,830		174,170	6,285,416

Deficit accumulated during development stage	(6,200,473)	(487,899)	1	487,899	(6,200,473)

	(716,057)	138,931		662,069	84,943

	$-	$179,450		$712,611	$892,061

Sure Trace Security Corp
(A Development Stage Company)
Unaudited Pro-forma Consolidated Statement of Operations
(Expressed in U.S. Dollars)
Year Ended December 31, 2002

	Sure Trace	Identex	Note	Pro-forma Adjustments	Pro-forma Consolidated

Sales	$409,237	$92,836		$-	$502,073
Cost of sales	324,111	14,684		-	338,795
Gross profit	85,126	78,152		-	163,278

Advertising	47,403	11,410		-	58,813
Depreciation	-	19,696		-	19,696
Consulting	296,672	47,925		-	344,597
Interest on long term debt	38,563	1,646		-	40,209
Licenses, dues and fees	-	14,077		-	14,077
Office expenses	77,139	40,444		-	117,583
Professional fees	15,500	16,867		-	32,367
Salaries and benefits	261,132	94,615		-	355,747
Travel	-	26,073		-	26,073

	736,409	272,753		-	1,009,162

Loss before other income	(651,283)	(194,601)		-	(845,884)
Other income (expenses)	(94,425)	31,647		-	(62,778)

Net loss	$(745,708)	$(162,954)		$-	$(908,662)

Sure Trace Security Corp
(A Development Stage Company)
Notes to the Unaudited Pro-forma Consolidated Financial Statements
(Expressed in U.S. Dollars)
December 31, 2002

1. Acquisition

On January 29, 2003, the company agreed to acquire all of the issued and outstanding shares of Identification Technologies Inc. ("Identex"), an Alberta corporation with its principal offices located in Kelowna, British Columbia, Canada, in exchange for 1,000,000 Series B preferred shares of common stock in the company. Immediately following the closing of the Acquisition, the shareholders of Identex converted their shares of Series B Preferred Stock into 178,000,000 shares of the Company's Class A Common Stock.

 The agreement was approved by a majority of the shareholders of both the company and Identex on January 29, 2003.

 For the purposes of these pro-forma financial statements, this acquisition will be recorded as follows:
Net identifiable assets acquired:
Cash	$11,242
Receivables and prepaids	12,397
Capital assets	64,658
Payables and accruals	(62,668)
Due to shareholders	(7,297)
Debt	(21,096)

Value of net assets acquired	(2,764)

Implied value of goodwill	803,764

Consideration	$801,000

1,000,000 Series B preferred shares	$801,000